Exhibit 99.1


Exelon Generation Company --

A Measure of Our Strength


Ruth Ann M. Gillis
Senior Vice President and CFO

Salomon Smith Barney
Power & Merchant Energy 2002 Conference
May 14, 2002

[logo for Exelon]

Forward-Looking Statements

This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. The forward-looking statements herein include statements about future financial and operating results of Exelon. Economic, business, competitive and/or regulatory factors affecting Exelon's businesses generally could cause actual results to differ materially from those described herein. For a discussion of the factors that could cause actual results to differ materially, please see Exelon's filings with the Securities and Exchange Commission, particularly those discussed in "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Outlook" in Exelon's 2001 Annual Report. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Exelon does not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this presentation.

[logo for Exelon]

                               Exelon Corporation

Our Integrated Business Strategy Creates Value and Reduces Risk.

                 - Exelon Energy Delivery

                 - Exelon Generation

                 - Exelon Enterprises


[LOGO FOR EXELON]

                         Exelon Generation Company, LLC

                         More than 40,000 MWs of Power:

                                                     /\
                                                    /  \
                                                   /    \
                                                  /      \
Under Advanced Development                       /        \
(49.9% of Sithe)                                /  800 MWs \
                                               /------------\
Under Construction                            /              \
(49.9% of Sithe and Calumet)                 /   1,671 MWs    \
                                            /------------------\
                                           /                    \
AmerGen & Sithe                           /      2,881 MWs       \
                                         /------------------------\
Long-Term                               /                          \
Contracts                              /         16,245 MWs         \
                                      /------------------------------\
Owned                                /       14,250 MWs Nuclear       \
                                    /    7,799 MWs Fossil and Hydro    \
                                   /------------------------------------\


[LOGO FOR EXELON]

                          Just Being Big is Not Enough!

More than 40,000 MWs of Flexible and Diversified Power
                        --------

Long-Term Contracts:

Seller                        Location       Capacity (MW)   Expiration
Midwest Generation, LLC       Various in IL     9,105          2004
Kincaid Generation, LLC       Kincaid, IL       1,158          2012
Tenaska Georgia Partners, LP  Franklin, GA        900          2029
Tenaska Frontier, Ltd         Shiro, TX           830          2020
Others                        Various           4,252     2002 to 2022
                                                -----

Total                                          16,245


[LOGO FOR EXELON]

                    Midwest Gen Contract Provides Flexibility

Midwest Generation Power Purchase Agreement (part 1)

Coal Power Purchase Agreement:

           Contract          Contracted              Available Option
             Year           Capacity (MW)              Capacity (MW)
           1 - 2000            5,005                         640
           2 - 2001            4,535                       1,110
           3 - 2002            4,013                       1,632
           4 - 2003            1,696                       3,949
           5 - 2004            1,696                       3,949

[LOGO FOR EXELON]

                    Midwest Gen Contract Provides Flexibility

Midwest Generation Power Purchase Agreement (part 2)

Collins Power Purchase Agreement:
         -2,698 MWs under contract
         -Term: 2000-2004, subject to earlier termination in whole
          or in part by ComEd
         -In years 3-5, ComEd has option to drop units from contract

Peaking Unit Power Purchase Agreement:
         -943.6 MWs under contract
         -Term: 2000-2004, subject to earlier termination in whole
          or in part by ComEd
         -In years 3-5, ComEd has option to drop units from contract


[LOGO FOR EXELON]

                          Just Being Big is Not Enough!

More that 40,000 MWs of Flexible and Diversified Power
                                     -----------

         Generation Portfolio Profile (estimated):

         -Fuel mix: 35% nuclear, 19% coal, 3% hydro, and 43% gas/oil

         -Geographic mix: 55% in MAIN, 24% in MAAC, and the balance in 6 different regions

         -Dispatch mix: 65% base-load, 16% intermediate and 19% peaking

[LOGO FOR EXELON]

                            TXU Power Plant Purchase

TXU Asset Purchase is Already Contributing:

         - Purchase completed 4/25/02

         - 893-MW Mountain Creek Station and 1,441-MW
           Handley Station

         - 5-year tolling agreement May through September

         - Contributed $275,000 to gross margin in April

[LOGO FOR EXELON]

                       Exelon Generation Business Strategy

         - Grow our generation portfolio

         - Drive cost and operational leadership
           through proven fleet management and
           economies of scale

         - Optimize the value of our low-cost
           generation portfolio through our
           marketing expertise

[LOGO FOR EXELON]

                     Exelon Generation Competitive Strengths

         -Critical mass of generation capacity and economies
           of scale
                  - Competitive low-cost fleet of generating assets

         -Strategically integrated
                  - Fully integrated assets and operations
                  - Supply and distribution channels are open within one
                    portfolio

         -Asset-backed physical deliveries
                  -In 2001, less than 4% of sales represented transactions
                   for trading purposes
                  -Mark-to-market earnings are not a material earnings factor

         -Large affiliate retail hedge

         -Strong balance sheet and credit quality

[LOGO FOR EXELON]

                           Exelon Generation Company -
                            A Measure of our Strength


[LOGO FOR EXELON]